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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 17, 2000


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                    76-0506313
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                    Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
              (Address of principal executive offices)  (Zip code)

                                 (713) 647-5700
              (Registrant's telephone number including area code)
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ITEM 5.  OTHER EVENTS

          On February 17, 2000, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the three months and twelve months ended December 31, 1999. On February 17, 2000, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

          (c) 99.1 Press Release of Group 1 Automotive, Inc., dated as of February 17, 2000, reporting on financial results.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Group 1 Automotive, Inc.

March 10, 2000              By: /s/ Scott L. Thompson
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Date                           Scott L. Thompson, Senior Vice President, Chief
                               Financial Officer and Treasurer